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Exhibit 22.1

SUBSIDIARIES OF REGISTRANT
as of 12/31/95

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
                                                                                                    Percentage
                                                                                                    of Voting
                                                                                                    Securities
                                                                                                    Owned by
                                                                          State of                  Immediate
NAME                                                                      Incorporation             Parent
----                                                                      -------------             ----------

ABM Industries Incorporated                                               Delaware                  Registrant
(*) ABM Janitorial Services - Northern California                         California                100%
    ABM Janitorial Services - Southern California +                       California                100%
    ABM Janitorial Services Co. Ltd.                                      British Columbia          100%
           Supreme Building Maintenance Ltd.                              British Columbia          100%
    American Building Maintenance Co. of Canada Ltd. +                    Canada                    100%
    American Building Maintenance Co. of Georgia                          California                100%
    American Building Maintenance Co. of Illinois                         California                100%
    American Building Maintenance Co. of Nebraska +                       California                100%
    American Building Maintenance Co. of New York                         California                100%
    American Building Service Company +                                   California                100%
    American Building Maintenance Co. of Utah +                           California                100%
    American Building Maintenance Co. - West                              California                100%
    California Janitorial and Supply Co. +                                California                100%
    Commercial Property Services, Inc.                                    California                100%
    Bonded Maintenance Company                                            Texas                     100%
    Servall Services Inc.                                                 Texas                     100%
    American Plant Protection, Inc.                                       California                100%
    American Public Services +                                            California                100%
    Easterday Janitorial Supply Company                                   California                100%
    ABMI Security Services of Texas, Inc. +                               Texas                     100%
    American Security and Investigative Services, Inc.                    California                100%
           ABMI Investigative Services +                                  California                100%
           ABMI Security Services, Inc.                                   California                100%
           American Commercial Security Services, Inc.                    California                100%
    Amtech Services Inc.                                                  California                100%
           ABM Facility Services Company                                  California                100%
           Amtech Energy Services                                         California                100%
           Amtech Lighting Services                                       California                100%
           CommAir Mechanical Services                                    California                100%
           Amtech Elevator Services                                       California                100%
           Amtech Reliable Elevator Company of Texas +                    Texas                     100%
           ABM Engineering Services Company                               California                100%
    Bradford Building Services, Inc.                                      California                100%
    Commercial Air Conditioning of Northern California, Inc. +            California                100%
    Southern California Building Services +                               California                100%
           Accurate Janitor Service, Inc. +                               California                100%
    Ampco System Parking                                                  California                100%
    Beehive Parking, Inc.                                                 Utah                      100%
    System Parking, Inc.                                                  California                100%
    Towel and Linen Service, Inc. +                                       California                100%
    Internacional de Elevadores, S.A. de C.V.                             Mexico                    100%


(*) Subsidiary relationship to registrant or to subsidiary parents shown by progressive indentation.
 +    Inactive companies.

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